Exhibit 99.3
                                 ------------

                Computational Materials and/or ABS Term Sheets

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                  Groups 1 & 2

                                ARM $650,012,820

                                 Detailed Report

Summary of Loans in Statistical Calculation Pool                                         Range
(As of Calculation Date)                                                                 -----

Total Number of Loans                                              2,553
Total Outstanding Balance                                   $650,012,820
Average Loan Balance                                            $254,607           $33,120 to $979,920
WA Mortgage Rate                                                  6.717%            4.300% to 11.875%
Net WAC                                                           5.637%            2.876% to 10.376%
ARM Characteristics
    WA Gross Margin                                               6.602%            4.000% to 10.700%
    WA Months to First Roll                                           29                 1 to 36
    WA First Periodic Cap                                         1.762%            1.000% to 3.000%
    WA Subsequent Periodic Cap                                    1.415%            1.000% to 3.000%
    WA Lifetime Cap                                              13.553%           10.250% to 18.875%
    WA Lifetime Floor                                             6.704%            4.050% to 11.875%
WA Original Term (months)                                            360               360 to 360
WA Remaining Term (months)                                           359               284 to 360
WA LTV                                                            87.17%            40.44% to 100.00%
    Percentage of Pool with CLTV > 100%                            0.00%
    WA Effective LTV (Post MI)                                    71.80%

WA FICO                                                              680

Secured by (% of pool)    1st Liens                              100.00%
                          2nd Liens                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                  79.60%



----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:       Doc Types:      Purpose Codes:     Occ Codes:         Grades:       Orig PP Term:
  ------------        ----------        ---------       -------------      ---------          ------        ------------
CA          45.23%  SFR       68.00%  FULL      58.76%  PUR       59.85%  OO       94.90%  A         100.00 0        20.40%
FL           9.15%  PUD       17.75%  STATED    41.24%  RCO       38.24%  INV       4.09%                   6         0.02%
NV           4.02%  CND        8.86%                    RNC        1.92%  2H        1.02%                   12        6.61%
AZ           3.78%  2 FAM      3.23%                                                                        13        0.04%
VA           3.74%  3 FAM      0.85%                                                                        24       42.56%
                                                                                                            36       30.32%
                                                                                                            60        0.06%




----------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                  $514,159      3     0.08    $171,386    7.991   344.33  708    95.8
2/28 LIB6M              $44,774,645    253     6.89    $176,975    7.293   357.60  673    94.3
2/28 LIB6M-IO-24       $224,475,276    752    34.53    $298,504    6.588   358.66  680    86.0
2/28 LIB6M-IO-60        $36,263,471    121     5.58    $299,698    6.448   357.84  692    82.0
3/27 LIB6M              $80,890,934    442    12.44    $183,011    7.283   358.70  673    93.6
3/27 LIB6M-IO-36       $240,991,038    888    37.07    $271,386    6.597   358.71  682    86.1
3/27 LIB6M-IO-60        $22,103,297     94     3.40    $235,141    6.500   357.97  682    82.0
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,000.01-$50,000.00       $268,965     6     0.04     $44,828    8.879   333.96  682    94.0
$50,000.01-$75,000.00     $4,551,803    71     0.70     $64,110    7.795   357.91  670    95.9
$75,000.01-$100,000.00   $12,664,846   141     1.95     $89,822    7.415   358.12  677    94.0
$100,000.01-$150,000.00  $50,170,251   395     7.72    $127,013    7.132   358.34  675    90.5
$150,000.01-$200,000.00  $71,273,001   405    10.96    $175,983    6.949   358.48  679    88.2
$200,000.01-$250,000.00  $83,548,307   369    12.85    $226,418    6.873   358.41  677    87.2
$250,000.01-$300,000.00 $104,546,371   381    16.08    $274,400    6.615   358.58  679    86.1
$300,000.01-$350,000.00  $79,785,466   246    12.27    $324,331    6.666   358.59  681    86.9
$350,000.01-$400,000.00  $82,541,798   220    12.70    $375,190    6.511   358.56  680    85.3
$400,000.01-$450,000.00  $47,474,997   111     7.30    $427,703    6.502   358.55  685    86.4
$450,000.01-$500,000.00  $44,493,501    93     6.85    $478,425    6.548   358.69  684    86.7
$500,000.01-$550,000.00  $23,537,824    45     3.62    $523,063    6.600   358.67  683    88.5
$550,000.01-$600,000.00  $16,060,462    28     2.47    $573,588    6.382   358.85  676    87.4
$600,000.01-$650,000.00  $11,923,391    19     1.83    $627,547    6.522   358.84  687    87.7
$650,000.01-$700,000.00   $7,440,600    11     1.14    $676,418    6.190   358.99  706    82.7
$700,000.01-$750,000.00   $2,174,250     3     0.33    $724,750    6.003   358.33  685    91.3
$750,000.01-$800,000.00   $3,128,000     4     0.48    $782,000    6.116   358.24  685    82.4
$800,000.01-$850,000.00   $2,471,568     3     0.38    $823,856    7.511   358.33  684    76.1
> $900,000.00             $1,957,420     2     0.30    $978,710    6.950   359.50  699    82.5
------------------------------------------------------------------------------------------------------------------------------------
                        $650,012,820 2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                  $1,850,744     13     0.28    $142,365    7.540   358.52  664    94.2
Alaska                   $1,194,129      5     0.18    $238,826    7.077   359.18  676    94.6
Arizona                 $24,539,857    128     3.78    $191,718    6.737   358.59  670    86.0
Arkansas                 $1,745,185     13     0.27    $134,245    7.680   358.43  661    96.5
California             $294,022,983    844    45.23    $348,368    6.401   358.59  685    84.4
Colorado                $18,020,802     91     2.77    $198,031    6.645   358.70  682    87.3
Connecticut              $5,567,503     24     0.86    $231,979    7.209   358.70  688    90.7
Delaware                 $1,226,609      3     0.19    $408,870    7.289   358.72  681    87.3
District of Columbia     $1,366,849      4     0.21    $341,712    6.364   358.77  681    73.8
Florida                 $59,481,336    266     9.15    $223,614    7.182   358.41  676    89.4
Georgia                  $8,861,108     56     1.36    $158,234    7.531   358.40  673    92.5
Hawaii                   $6,059,184     16     0.93    $378,699    6.689   358.62  696    87.4
Idaho                    $1,828,507     10     0.28    $182,851    7.231   358.45  670    90.2
Illinois                $22,152,347     94     3.41    $235,663    7.023   358.76  680    91.6
Indiana                  $2,471,716     19     0.38    $130,090    7.351   353.94  665    94.5
Iowa                       $183,016      2     0.03     $91,508    8.635   358.39  652    97.0
Kansas                   $1,637,826     11     0.25    $148,893    7.957   358.71  675    96.4
Kentucky                 $1,951,288     17     0.30    $114,782    7.580   352.18  674    95.0
Louisiana                $2,509,879     22     0.39    $114,085    7.507   358.47  673    97.3
Maine                    $1,249,394      6     0.19    $208,232    6.373   359.01  668    86.7
Maryland                $14,328,164     59     2.20    $242,850    6.705   358.40  679    87.2
Massachusetts            $9,131,344     32     1.40    $285,355    6.741   358.75  678    91.1
Michigan                $12,506,913     82     1.92    $152,523    7.422   358.74  678    92.4
Minnesota               $13,777,678     66     2.12    $208,753    6.941   358.78  680    94.0
Mississippi                $870,449      7     0.13    $124,350    6.761   358.43  653    92.2
Missouri                 $4,137,149     31     0.64    $133,456    7.562   358.65  669    95.1
Montana                  $1,614,238      6     0.25    $269,040    6.973   358.64  674    92.4
Nebraska                   $506,653      4     0.08    $126,663    7.137   358.77  705    93.8
Nevada                  $26,100,695     99     4.02    $263,643    6.636   358.47  678    84.3
New Hampshire            $2,052,467      8     0.32    $256,558    7.209   358.58  668    94.9
New Jersey               $9,673,502     37     1.49    $261,446    7.037   358.45  673    90.1
New Mexico               $1,134,482      8     0.17    $141,810    7.623   358.92  651    94.2
New York                $11,130,626     33     1.71    $337,292    6.597   358.84  676    89.3
North Carolina           $4,080,103     23     0.63    $177,396    7.004   358.64  670    92.3
North Dakota               $228,516      2     0.04    $114,258    7.902   359.00  680   100.0
Ohio                     $2,467,834     21     0.38    $117,516    7.751   357.36  664    98.4
Oklahoma                 $1,337,552     11     0.21    $121,596    7.248   355.83  663    95.6
Oregon                   $7,605,392     40     1.17    $190,135    6.837   358.89  674    90.8
Pennsylvania             $5,178,364     28     0.80    $184,942    7.079   358.10  668    92.3
Rhode Island               $410,400      2     0.06    $205,200    6.888   357.41  712    80.0
South Carolina           $1,364,103      9     0.21    $151,567    7.248   357.98  679    91.1
South Dakota               $841,696      5     0.13    $168,339    7.077   359.54  670    95.6
Tennessee                $3,992,951     28     0.61    $142,605    7.173   358.45  683    94.6
Texas                    $7,747,548     58     1.19    $133,578    7.187   358.67  676    94.0
Utah                     $4,826,221     24     0.74    $201,093    7.021   358.51  673    89.6


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Vermont                    $377,041      2     0.06    $188,521    7.200   358.60  669    89.6
Virginia                $24,335,874     87     3.74    $279,723    6.930   358.39  677    83.9
Washington              $17,350,402     78     2.67    $222,441    6.516   358.58  678    89.3
West Virginia              $389,900      2     0.06    $194,950    7.642   358.57  691    81.1
Wisconsin                $2,270,435     15     0.35    $151,362    7.606   358.90  680    92.9
Wyoming                    $323,866      2     0.05    $161,933    5.972   358.26  669    92.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                 $1,851,000      9     0.28    $205,667    6.310   358.33  669    44.5
50.01 - 55.00            $1,781,000      8     0.27    $222,625    5.789   359.02  686    53.3
55.01 - 60.00            $4,218,341     17     0.65    $248,138    5.867   358.52  670    58.2
60.01 - 65.00            $4,029,400     17     0.62    $237,024    5.873   358.63  670    63.4
65.01 - 70.00            $8,568,446     28     1.32    $306,016    6.442   358.87  676    69.0
70.01 - 75.00           $16,602,069     61     2.55    $272,165    6.303   358.67  678    73.7
75.01 - 80.00          $238,016,771    834    36.62    $285,392    6.361   358.58  685    79.9
80.01 - 85.00           $51,968,619    181     8.00    $287,119    6.581   358.24  676    84.2
85.01 - 90.00          $120,410,154    477    18.52    $252,432    6.913   358.40  674    89.6
90.01 - 95.00           $48,048,915    200     7.39    $240,245    7.185   358.48  679    94.6
95.01 - 100.00         $154,518,106    721    23.77    $214,311    7.133   358.63  681   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500              $297,300      2     0.05    $148,650    4.332   359.43  728    88.5
4.501 - 5.000            $4,416,581     13     0.68    $339,737    4.917   358.51  697    81.5
5.001 - 5.500           $36,019,756    107     5.54    $336,633    5.378   358.65  688    78.6
5.501 - 6.000          $117,246,897    390    18.04    $300,633    5.840   358.53  690    82.4
6.001 - 6.500          $139,095,319    481    21.40    $289,179    6.333   358.57  683    85.7
6.501 - 7.000          $167,959,298    661    25.84    $254,099    6.795   358.68  678    88.7
7.001 - 7.500           $85,497,961    385    13.15    $222,073    7.299   358.61  672    90.4
7.501 - 8.000           $55,063,914    274     8.47    $200,963    7.790   358.62  674    92.4
8.001 - 8.500           $23,957,878    128     3.69    $187,171    8.268   358.29  673    94.2
8.501 - 9.000           $11,236,240     68     1.73    $165,239    8.795   358.62  668    94.2
9.001 - 9.500            $3,356,488     21     0.52    $159,833    9.242   350.99  665    93.6
9.501 - 10.000           $2,388,641     11     0.37    $217,149    9.786   354.93  682    85.9
10.001 - 10.500            $815,036      5     0.13    $163,007   10.392   354.46  664    91.2


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000            $990,374      3     0.15    $330,125   10.616   351.62  657    98.8
11.001 - 11.500            $984,327      2     0.15    $492,163   11.250   359.18  649    85.0
11.501 - 12.000            $686,811      2     0.11    $343,406   11.692   359.00  675   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                    $441,977,527  1,763    68.00    $250,696    6.677   358.48  680    87.3
PUD                    $115,366,954    415    17.75    $277,993    6.701   358.54  677    86.4
CND                     $57,620,430    251     8.86    $229,563    6.802   358.72  686    88.2
2 FAM                   $21,005,555     78     3.23    $269,302    6.923   358.73  686    87.5
3 FAM                    $5,518,158     15     0.85    $367,877    7.453   358.87  688    85.4
CNDP                     $4,288,491     19     0.66    $225,710    7.289   358.69  682    89.3
4 FAM                    $4,235,706     12     0.65    $352,975    7.623   358.71  670    79.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                    $389,018,451  1,561    59.85    $249,211    6.818   358.58  685    89.0
RCO                    $248,543,118    931    38.24    $266,964    6.562   358.54  674    84.4
RNC                     $12,451,251     61     1.92    $204,119    6.652   356.84  665    86.9
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                     $616,831,502  2,398    94.90    $257,227    6.683   358.53  679    87.2
INV                     $26,571,373    126     4.09    $210,884    7.256   358.50  698    85.4
2H                       $6,609,945     29     1.02    $227,929    7.721   358.55  682    89.3
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
181 - 300                  $133,117      2     0.02     $66,558    9.789   288.93  674    85.0
301 - 360              $649,879,703  2,551    99.98    $254,755    6.716   358.54  680    87.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                   $381,956,729  1,588    58.76    $240,527    6.522   358.49  680    88.9
STATED INCOME          $268,056,091    965    41.24    $277,778    6.995   358.58  680    84.6
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                $1,401,995      5     0.22    $280,399    6.342   358.69  809    92.9
781 - 800                $7,345,665     25     1.13    $293,827    6.207   358.17  788    86.9
761 - 780               $15,754,956     54     2.42    $291,758    6.340   358.68  769    84.3
741 - 760               $21,709,824     80     3.34    $271,373    6.534   358.63  750    87.7
721 - 740               $42,386,505    149     6.52    $284,473    6.487   358.51  729    86.2
701 - 720               $56,143,616    222     8.64    $252,899    6.548   358.63  710    87.8
681 - 700              $113,362,476    439    17.44    $258,229    6.628   358.41  690    87.5
661 - 680              $158,219,400    630    24.34    $251,142    6.683   358.51  670    87.0
641 - 660              $224,429,476    913    34.53    $245,815    6.931   358.57  650    87.3
621 - 640                $9,258,908     36     1.42    $257,192    6.797   358.64  640    85.9
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
A                      $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                      $132,579,729    554    20.40    $239,314    7.217   358.72  678    89.9



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
6                          $105,767      1     0.02    $105,767    7.500   358.00  750    95.0
12                      $42,981,045    138     6.61    $311,457    7.036   358.66  683    84.9
13                         $264,000      1     0.04    $264,000    5.500   357.00  697    80.0
24                     $276,626,422  1,031    42.56    $268,309    6.594   358.45  680    86.7
36                     $197,090,183    826    30.32    $238,608    6.483   358.52  682    86.5
60                         $365,674      2     0.06    $182,837    7.727   338.38  689    81.1
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Months to Roll                   (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                WA        CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION     MTR       BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6             4      $1,320,617     11     0.20    $120,056    9.017   318.37  682    90.6
13 - 18          16        $653,269      3     0.10    $217,756    7.550   352.41  673    95.3
19 - 24          23    $304,053,666  1,115    46.78    $272,694    6.665   358.57  681    86.7
25 - 31          31        $834,635      3     0.13    $278,212    6.240   355.00  753    87.1
32 - 37          35    $343,150,633  1,421    52.79    $241,485    6.754   358.67  680    87.6
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                    (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000            $1,199,332      6     0.18    $199,889    6.464   358.56  668    86.9
4.001 - 5.000           $14,251,886     51     2.19    $279,449    5.624   358.11  695    79.9
5.001 - 6.000          $171,205,970    573    26.34    $298,789    5.933   358.51  688    81.3
6.001 - 7.000          $294,339,586  1,103    45.28    $266,854    6.653   358.47  680    87.9
7.001 - 8.000          $134,711,639    643    20.72    $209,505    7.525   358.71  672    92.2
8.001 - 9.000           $29,741,496    157     4.58    $189,436    8.341   358.64  671    94.1
9.001 - 10.000           $3,692,163     18     0.57    $205,120    8.983   358.86  677    90.4
10.001 - 11.000            $870,749      2     0.13    $435,374   10.614   358.57  659   100.0
------------------------------------------------------------------------------------------------------------------------------------
6.602                  $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Maximum Rates                    (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500            $399,960      1     0.06    $399,960    6.250   359.00  702    80.0
10.501 - 11.000          $1,065,520      5     0.16    $213,104    6.495   358.72  696    80.0
11.001 - 11.500          $4,927,970     21     0.76    $234,665    5.335   358.38  690    77.1
11.501 - 12.000         $20,577,719     79     3.17    $260,477    5.739   358.03  698    80.1


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500         $55,118,045    182     8.48    $302,846    5.785   358.49  689    80.5
12.501 - 13.000        $125,900,110    427    19.37    $294,848    6.028   358.51  687    83.3
13.001 - 13.500        $130,091,899    456    20.01    $285,289    6.460   358.58  680    86.4
13.501 - 14.000        $152,762,149    604    23.50    $252,917    6.849   358.71  677    89.2
14.001 - 14.500         $73,901,582    337    11.37    $219,293    7.346   358.67  671    91.5
14.501 - 15.000         $47,368,671    242     7.29    $195,738    7.817   358.73  675    93.0
15.001 - 15.500         $19,403,097    105     2.99    $184,791    8.292   358.34  675    94.7
15.501 - 16.000         $10,178,597     57     1.57    $178,572    8.826   356.87  670    93.5
16.001 - 16.500          $2,872,449     18     0.44    $159,581    9.254   353.56  662    93.3
16.501 - 17.000          $2,038,924      8     0.31    $254,865    9.795   358.81  686    84.9
17.001 - 17.500            $744,616      4     0.11    $186,154   10.394   359.23  663    91.8
17.501 - 18.000            $990,374      3     0.15    $330,125   10.616   351.62  657    98.8
18.001 - 18.500            $984,327      2     0.15    $492,163   11.250   359.18  649    85.0
18.501 - 19.000            $686,811      2     0.11    $343,406   11.692   359.00  675   100.0
------------------------------------------------------------------------------------------------------------------------------------
13.553                 $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                    $2,351,223     12     0.36    $195,935    6.865   353.83  675    88.2
1.500                  $527,942,865  2,033    81.22    $259,687    6.716   358.65  679    87.8
1.525                      $352,000      1     0.05    $352,000    6.350   358.00  664    80.0
2.000                    $7,418,232     29     1.14    $255,801    6.672   357.64  692    83.5
3.000                  $111,948,500    478    17.22    $234,202    6.720   358.09  684    84.2
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                  $112,388,902    480    17.29    $234,144    6.743   358.01  685    84.2
1.500                  $536,865,563  2,069    82.59    $259,481    6.711   358.64  679    87.8
2.000                      $284,756      2     0.04    $142,378    8.278   358.61  676   100.0
3.000                      $473,600      2     0.07    $236,800    6.206   357.57  702    84.3
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                 Groups 1 & 2

                       ARM and Fixed      $650,012,820

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000            $7,126,427     24     1.10    $296,934    5.309   358.42  699    81.0
5.001 - 6.000          $153,934,149    500    23.68    $307,868    5.749   358.56  689    81.5
6.001 - 7.000          $306,155,038  1,142    47.10    $268,087    6.591   358.61  680    87.4
7.001 - 8.000          $139,039,501    652    21.39    $213,251    7.490   358.62  672    91.3
8.001 - 9.000           $34,951,103    195     5.38    $179,236    8.446   357.88  672    94.2
9.001 - 10.000           $5,400,473     29     0.83    $186,223    9.479   355.98  672    90.5
> 10.000                 $3,406,129     11     0.52    $309,648   10.968   356.95  660    93.5
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10/05                      $249,654      2     0.04    $124,827    9.518   301.00  669    86.5
11/05                      $137,038      2     0.02     $68,519    9.627   289.90  681    85.0
01/06                       $70,419      1     0.01     $70,419   10.375   304.00  673    85.0
02/06                      $569,948      3     0.09    $189,983    8.367   341.39  692    95.3
03/06                      $293,557      3     0.05     $97,852    9.244   305.16  674    89.1
01/07                      $518,960      2     0.08    $259,480    7.726   352.00  682    96.6
03/07                      $134,309      1     0.02    $134,309    6.870   354.00  642    90.0
04/07                      $692,000      2     0.11    $346,000    6.503   355.00  687    79.7
05/07                    $1,771,329      8     0.27    $221,416    6.644   356.00  670    83.4
06/07                   $19,164,903     73     2.95    $262,533    6.587   357.02  683    86.0
07/07                  $113,588,905    406    17.47    $279,776    6.624   358.00  684    86.7
08/07                  $140,990,946    525    21.69    $268,554    6.694   359.00  679    86.9
09/07                   $27,845,583    101     4.28    $275,699    6.746   360.00  677    86.6
04/08                      $934,314      4     0.14    $233,579    6.337   355.11  745    88.4
05/08                    $2,326,675      9     0.36    $258,519    6.366   356.00  684    83.7
06/08                   $13,830,098     59     2.13    $234,408    6.742   357.09  686    88.4
07/08                  $111,860,394    468    17.21    $239,018    6.743   358.01  677    88.1
08/08                  $183,498,879    764    28.23    $240,182    6.764   359.00  680    87.2
09/08                   $31,534,910    120     4.85    $262,791    6.766   360.00  684    87.6
------------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553   100.00    $254,607    6.717   358.53  680    87.2
------------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.